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AXS Market Neutral Fund Investor Class Shares: COGMX Class I Shares: COGIX
Summary Prospectus	December 19, 2024

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Statutory Prospectus and Statement of Additional Information and other information about the Fund online at http://www.axsinvestments.com/resources/. You may also obtain this information at no cost by calling 1-833-AXS-ALTS (1-833-297-2587) or by sending an e-mail request to info@axsinvestments.com. The Fund’s Prospectus and Statement of Additional Information, both dated December 19, 2024, as each may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective

The AXS Market Neutral Fund (the “Fund”) seeks long-term growth of capital independent of stock market direction.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

	Investor Class Shares	Class I Shares
Shareholder Fees (fees paid directly from your investment)
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)	1.00%	1.00%
Wire fee	$20	$20
Overnight check delivery fee	$25	$25
Retirement account fees (annual maintenance fee)	$15	$15
Annual Fund Operating Expenses[1] (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.40%	1.40%
Distribution (Rule 12b-1) fees	0.25%
Other expenses	1.06%	1.06%
Acquired fund fees and expenses[2]	0.89%	0.89%
Total annual fund operating expenses	3.60%	3.35%
Fee Waivers and Expense Reimbursement[3]	(1.01)%	(1.01)%
Total annual fund operating expenses after fee waivers and expense reimbursement[3]	2.59%	2.34%

1      Annual Fund Operating Expenses have been restated to reflect current fees, as of December 19, 2024.

2      Acquired fund fees and expenses are based on estimated amounts for the current fiscal year.

3      The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.70% and 1.45% of the average daily net assets of the Investor Class shares and Class I shares of the Fund, respectively. This agreement is in effect until January 31, 2026, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three years from the date of the waiver or payment. Such reimbursement may be requested from the Fund

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if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class Shares	$262	$1,010	$1,779	$3,797
Class I Shares	$237	$936	$1,659	$3,572

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by balancing “long” and “short” positions. To do this, the Fund will invest in pairs of equity securities, such as leveraged and inverse exchange-traded funds (“ETFs”) as well as equities of U.S. companies, in equalized long and short exposures for which AXS Investments LLC, the Fund’s investment advisor (the “Advisor”), believes that the long position of the pairing will outperform the short position over a longer-term basis (at least one-year). Leveraged ETFs are designed to produce returns that are a multiple of the index or security to which they are linked. Inverse ETFs are constructed by using various derivatives for the purpose of profiting from a decline in the value of underlying index or underlying security. The Fund may invest in the securities of issuers of any size.

When the Fund takes a long position, it purchases shares of a stock or ETF outright. The Fund increases in value when the market price of the stock or ETF exceeds the cost per share to acquire the stock or ETF. In addition, the Fund will earn dividend income when dividends are paid on stocks and ETFs owned by the Fund. When the Fund takes a short position, it either: 1) sells at the current market price a stock it does not own but has borrowed, or 2) buys an inverse ETF in anticipation that the market price of the stock or inverse ETF’s underlying index or underlying security will decline or underperform the corresponding long positions in the Fund’s portfolio. To complete, or close out, a short sale transaction, the Fund buys the same stock in the market at a later date and returns it to the lender. To complete or close out an inverse ETF position, the Fund will sell its shares. In a short sale transaction, the Fund will make money if the market price of the borrowed stock goes down further than the borrowing costs, including dividend expenses when stocks held short pay dividends, and the Fund is able to replace the borrowed stock. While it is not guaranteed, the Advisor expects that dividend income will exceed dividend expense on an annual basis. Alternatively, if the price of the stock goes up after the short sale and before the short position is closed, the Fund will lose money on that position because it will have to pay more to replace the borrowed stock than the Fund received when the Fund sold the stock short.

Under normal circumstances, the Fund intends to generally remain “market neutral” on an “exposure-adjusted basis.” As used here, “exposure-adjusted” means that the Fund will periodically equalize the leverage exposure used by the long position in each pair with the short or inverse position of that pair. For example, when the leverage of the short positions is higher than the leverage of the long positions, fewer dollars of short positions are needed to offset the leverage of the long positions. In this case, the Fund will be “net long” on a dollar basis (i.e., more dollars invested in the long positions than in the short positions), but will still be “market neutral” on an exposure-adjusted basis. An “exposure-adjusted market neutral” strategy typically seeks to derive total returns strictly from stock picking Alpha, with none of the return over time coming from the general up and down movement of the broader stock market (described further below). Over time, since the Fund is exposure-adjusted market neutral, the Fund’s total return is expected to be largely independent of the positive or negative total returns of the broad stock market.

An actively managed stock portfolio’s gross investment return is generally driven by three factors: (i) the overall stock market’s return (i.e., in the Fund’s case, the overall stock market’s return is measured using the S&P 500® Total Return Index, the Fund’s benchmark); (ii) the sensitivity of the portfolio to changes in prices in the overall stock market (i.e., the portfolio’s Beta relative to the stock market); and (iii) the Advisor’s ability to do better or worse than what would be predicted by multiplying the market’s return by the portfolio’s Beta (i.e., (i) times (ii) above). This last component (iii) is called Alpha and is the risk-adjusted outperformance or underperformance of the portfolio relative to the stock market. Since the Fund has generally attempted to hedge all of the overall market’s returns on an exposure-adjusted basis through its short positions, all of the Fund’s net return is expected to be solely the Alpha generated by the Advisor, less all of the Fund’s fees and expenses.

By employing this long/short exposure-adjusted market neutral investment strategy, the Fund seeks to limit its volatility relative to movements in the overall stock market and limit downside risk during market declines. The Fund may achieve a gain if the securities in its long portfolio outperform the securities in its short portfolio, each taken as a whole, even if the short positions generate a loss, as long as the loss in the short portfolio does not exceed the gain in the long portfolio. Conversely, the Fund may incur a loss if the securities in its short portfolio outperform the securities in its long portfolio. The Advisor attempts to achieve returns for the Fund that at least exceed the return on short-term fixed-income securities, with the broader goal of generating attractive risk-adjusted total returns compared to the S&P 500® Total Return Index.

The Fund may use borrowings or short sales for investment purposes (i.e., leverage). The Fund’s use of short positions will add financial leverage that is similar to borrowing money for investment purposes. In determining when and to what extent to employ leverage, the Advisor will consider factors such as the relative risks and returns expected from the portfolio as a whole and the costs of such transactions. Borrowings may be structured as secured or unsecured loans and may have fixed or variable interest rates. The Fund may borrow or use short sales (i.e., leverage) to the maximum extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund will use leverage when the Advisor believes the return from the additional investments will be greater than the costs associated with the borrowing. The Fund may at times hold long and short positions that in the aggregate exceed the value of its net assets (i.e., so that the Fund is effectively leveraged).

The Advisor selects securities for purchase or short sale based on the Advisor’s volatility expectations, in an effort to capture spreads between certain securities. Spreads can occur as a result of the compounding of returns. Accordingly, the Fund may invest in leveraged ETFs that track a multiple of the quarterly or monthly returns of the underlying security or index, and short sell leveraged ETFs that track a multiple of the inverse daily returns of the underlying security or index. In addition, the Fund may hold long or short positions in stocks of U.S. companies and long positions in leveraged inverse ETFs of those companies.

The Advisor will periodically reconstitute and rebalance the Fund’s portfolio, which may result in significant portfolio turnover. A higher rate of portfolio turnover increases transaction expenses, which may negatively affect the Fund’s performance. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders as ordinary income.

Principal Risks of Investing

Risk is inherent in all investing and you could lose money by investing in the Fund. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political or geopolitical conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. In addition, local, regional or global events such as war, acts of terrorism, international conflicts, trade disputes, supply chain disruptions, cybersecurity events, the spread of infectious illness or other public health issues, natural disasters or climate events, or other events could have a significant impact on a security or instrument. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.

ETF Risk. Investing in an ETF will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Leveraged and Inverse Leveraged ETF Risk. When the Fund invests in ETFs that seek to provide investment results that are the inverse leveraged multiple of the performance of an underlying index or security, the Fund will indirectly be subject to the risk that the performance of such ETF will fall as the performance of the ETF’s index or security rises — a result that is the opposite from traditional ETFs. The ETFs held by the Fund will utilize leverage (i.e., borrowing) to acquire their underlying portfolio investments. The use of leverage may exaggerate changes in an ETF’s share price and the return on its investments. Accordingly, the value of the Fund’s investments in ETFs may be more volatile and all other risks, including the risk of loss of an investment, tend to be compounded or magnified. Any losses suffered by an ETF as a result of the use of leverage could adversely affect the Fund’s NAV and an investor could incur a loss in their investment in the Fund. Leveraged and inverse leveraged ETFs are designed to achieve their objectives for the specific periods referred to in their stated investment objectives. If the Fund purchases shares of a leveraged or inverse leveraged ETF on a day other than the last business day of a calendar week, calendar month, or calendar quarter, as applicable, the Fund will generally receive more, or less, than the leveraged or inverse leveraged exposures to the underlying index or security from that point until the end of the week, month, or quarter, as applicable. If such an ETF’s shares are held for a period other than the period referred to in the ETF’s investment objective, the ETF’s performance is likely to deviate from the respective leveraged or inverse leveraged multiple exposure of the underlying index or security’s performance for the period the Fund is held. During periods of high volatility, an ETF may not perform as expected and may have losses when an investor may have expected gains if the ETF is held for a period that is different than that referred to in the ETF’s stated investment objective.

Equity Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Stock Market Risk. The value of the Fund’s assets will fluctuate as the equity market fluctuates, although the exposure-adjusted market neutral focus of the Fund should reduce the effect of general market fluctuations on the valuation of the Fund as a whole. The value of the Fund’s long and short investments each may decline, and each may decline in value at the same time, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Large-Cap Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Borrowing Risk. Borrowing money for investment purposes involves certain risks to the Fund’s shareholders, including potential for higher volatility of the net asset value of the Fund’s shares and the relatively greater effect of portfolio holdings on the net asset value of the shares. In addition, interest costs on borrowings may fluctuate with changing market interest rates and may partially offset or exceed the return earned on the borrowed funds. Also, during times of borrowing under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the Fund compared with what it would have been without borrowing.

Short Sales Risk. In connection with a short sale of a security or other instrument, the Fund is subject to the risk that instead of declining, the price of the security or other instrument sold short will rise. If the price of the security or other instrument sold short increases between the date of the short sale and the date on which the Fund replaces the security or other instrument borrowed to make the short sale, the Fund will experience a loss, which is theoretically unlimited since there is a theoretically unlimited potential for the market price of a security or other instrument sold short to increase.

Leveraging Risk. Certain Fund transactions, such as entering into futures contracts, options and short sales, may give rise to a form of leverage. Leverage can magnify the effects of changes in the value of the Fund’s investments and make the Fund more volatile. Leverage creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have had, potentially resulting in the loss of all assets. The Fund may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.

Management and Strategy Risk. The value of your investment depends on the judgment of the Advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.

Sector Focus Risk. The Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors. Performance of companies in the consumer non-cyclical sector may be affected by economic, business or political conditions, consumer demand, price competition and government regulation.

Portfolio Turnover Risk. Active and frequent trading of the Fund’s portfolio securities may lead to higher transaction costs and may result in a greater number of taxable transactions than would otherwise be the case, which could negatively affect the Fund’s performance. A high rate of portfolio turnover is 100% or more.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Recent Market Events. Periods of market volatility may occur in response to market events, public health emergencies, natural disasters or climate events, and other economic, political, and global macro factors. For example, in recent years the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the COVID-19 pandemic and inflation have resulted in extreme volatility in the global economy and in global financial markets. In addition, military conflicts and wars, such as Russia’s invasion of Ukraine and the war among Israel, Hamas and other militant groups in the Middle East, have increased tensions in Europe and the Middle East and have caused and could continue to cause market disruptions in the regions and globally. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for Class I shares and by showing how the average annual total returns of each class of the Fund compare with the average annual total returns of the S&P 500® Total Return Index, a broad-based market index, and an additional index. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. Updated performance information is available at the Fund’s website, www.axsinvestments.com or by calling the Fund at 1-833-AXS-ALTS (1-833-297-2587). The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Fund acquired the assets and liabilities of the AXS Market Neutral Fund (formerly, the Cognios Market Neutral Large Cap Fund), a series of M3Sixty Funds Trust (the “Predecessor Fund”), following the reorganization of the Predecessor Fund on March 5, 2021. As a result of the acquisition, the Fund is the accounting successor of the Predecessor Fund. Performance results shown in the bar chart and the performance table below for the periods prior to March 5, 2021 reflect the performance of the Predecessor Fund prior to the commencement of the Fund’s operations.

Calendar-Year Total Return (before taxes) for Class I Shares

For each calendar year at NAV

Class I Shares
Highest Calendar Quarter Return at NAV	9.16%	Quarter Ended 12/31/2021
Lowest Calendar Quarter Return at NAV	(5.02)%	Quarter Ended 09/30/2016

Average Annual Total Returns (for periods ended December 31, 2023)	One Year	Five Years	Ten Years
Class I Shares – Return Before Taxes	(0.28)%	3.08%	3.60%
Class I Shares – Return After Taxes on Distributions*	(0.60)%	3.01%	3.00%
Class I Shares – Return After Taxes on Distributions and Sale of Fund Shares*	0.06%	2.38%	2.59%
Investor Class Shares – Return Before Taxes	(0.59)%	2.82%	3.36%
S&P 500® Total Return Index** (reflects no deductions for fees, expenses or taxes)	26.29%	15.69%	12.03%
Bloomberg Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	5.53%	1.10%	1.81%

*        After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I Shares only and after-tax returns for classes other than Class I will vary from returns shown for Class I Shares.

**      The S&P 500® Total Return Index is a broad unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. It is a market-value weighted index. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index.

Investment Advisor

AXS Investments LLC (the “Advisor”) is the Fund’s investment advisor.

Portfolio Managers

Parker Binion, Chief of Compliance and Head of Investments of the Advisor, and Steven Vannelli, Portfolio Manager of the Advisor, have served as portfolio managers of the Fund since October 2024. Messrs. Binion and Vannelli are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Purchase and Sale of Fund Shares

To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Investor Class Shares
Direct Regular Accounts	$2,500	$500
Direct Retirement Accounts	$2,500	$500
Automatic Investment Plan	$2,500	$100
Gift Account For Minors	$2,500	$500
Class I Shares
All Accounts	$5,000

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Tax Information

The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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